SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    August 20, 1998


LEHMAN ABS CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                   333-39649         13-3447441
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                       10022
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

      On August 20, 1998 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated August 20, 1998.
      The Monthly Report is filed pursuant to and in accordance with
      (1) numerous no-action letters (2) current Commission policy in the area.

      A.   Monthly Report Information
           See Exhibit No.1


      B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

      C.   Item 1: Legal Proceedings:  NONE

      D.   Item 2: Changes in Securities:   NONE

      E.   Item 4: Submission of Matters to a Vote of
           Certificateholders:  NONE

      F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7Exhibit No.

   1.)    Monthly Distribution Report Dated August 20, 1998


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  20-Aug-98

DISTRIBUTION SUMMARY
                              Pass
      Beginning               Through                Remaining
Class Balance      Principal  Rate       Interest    Balance
A     221889434.88 4616314.06    5.86625% 1120872.94  217273120.82
M-1    27136000.00       0.00    6.13625%  143386.44   27136000.00
M-2    21106000.00       0.00    6.34625%  115340.63   21106000.00
B      18090000.00       0.00    6.95625%  108360.98   18090000.00
C *     1502345.00       0.00    3.61771%       0.00    1502345.00
R             0.00       0.00    0.00000%       0.00          0.00
TOTAL:289723779.88 4616314.06             1487960.99  285107465.82

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                    289723779.88

AMOUNTS PER $1,000 UNIT

                   Beginning                         Remaining
Class Cusip        Balance    Principal  Interest    Balance
A     92928XAA1     949.59273  19.755868    4.796861    929.836866
M-1   92928XAB9    1000.00000   0.000000    5.283993   1000.000000
M-2   92928XAC7    1000.00000   0.000000    5.464827   1000.000000
B     92928XAD5    1000.00000   0.000000    5.990104   1000.000000
C                  1000.00000   0.000000    0.000000   1000.000000









PRINCIPAL DISTRIBUTION BREAKDOWN
      Monthly                            Overcollateralization
      Principal                          Increase
Class Received     PrepaymentsLiquidation(Reduction)         Total
A        102109.07 3665288.63       0.00   848916.36    4616314.06
M-1           0.00       0.00       0.00        0.00          0.00
M-2           0.00       0.00       0.00        0.00          0.00
B             0.00       0.00       0.00        0.00          0.00

                                         LIBOR:           5.656250%


SEC. 5.03  (i)     Available Funds                      6106105.15
SEC. 5.03  (i) and (ii)                              See Page 1

SEC. 5.03  (iii),  (vi), (vii)

      Aggregate Amount of Principal Collected           3767397.70
      Aggregate Amount of Interest Collected            2338707.45

SEC. 5.03  (iv)
      Number of loans subject to
      Principal Prepayments                                     30
      The Principal Balances of loans subject
      to Principal Prepayments                          3615942.74

SEC. 5.03  (v)
      The Amount of Curtailments received                 22383.09
      during the Due Period

SEC. 5.03  (viii)
      The Amount required to be paid by the seller pursuant
      to Sections 2.02, 2.04, or 2.06 Repurchases             0.00

SEC. 5.03  (ix)
      Monthly Advances                                        0.00
      Compensating Interest                          included above

SEC. 5.03  (x)
      Principal Distibution Amount on                See Page 1
      each Class of Certificates
      Interest Distibution Amount on                 See Page 1
      each Class of Certificates

SEC. 5.03  (xi)
      Class Interest Carryover Shortfall

      Class A            0.00
      Class M-1          0.00
      Class M-2          0.00
      Class B            0.00
      Class C      4815997.81

SEC. 5.03  (xii)
      Amount Distributed to Class R-1                         0.00
      Amount Distributed to Class R-2                         0.00

SEC. 5.03  (xiii)








      Aggregate Class Balance after
      giving affect to distributions                 See Page 1

SEC. 5.03  (xiv)
      Weighted Average Remaining Term to Maturity
      of the Mortgage Loans                                 354.14
      Weighted Average Coupon Rate
      of the Mortgage Loans                               10.08935%

SEC. 5.03  (xv)    Servicing Fee                         122006.54

SEC. 5.03  (xvi)   Payments or Reimbursements to the
                   Servicer pursuant to section 3.03          0.00

SEC. 5.03 (xvii)
      Overcollateralization Amount as of
      beginning of period                               4594265.10
      Overcollateralization Release Amount                    0.00
      Overcollateralization Deficiency Amount           8219584.60
      Monthly Excess Interest Amount                     848916.36

SEC. 5.03 (xix)
      Number of Mortgage Loans outstanding
      at the beginning of the Period                          2955

      Number of Mortgage Loans outstanding
      at the end of the Period                                2925

SEC. 5.03 (xx)     Pool Principal Balance
                   (Beginning of Due Period)          292815699.98
                   Pool Principal Balance
                   (End of Due Period)                289048302.28

SEC. 5.03 (xxi)    Delinquency Information
                                 Count     Balance
           30-59 Days                 71  5553241.20
           60-89 Days                  4   231214.91
           90+ Days                    1    73490.00
           * Excludes Bankruptcies, Foreclosures, and REOs.

                                            Number      Balance
           Loans in Foreclosure (LIF):           147   13838757.54
           Newly Commenced LIF:                   39    3054796.75
           Loans in Bankruptcy                     5     352480.13
           REO's                                   0          0.00

SEC. 5.03 (xxii)
      Unpaid principal amount of mortgage loans that
      became Liquidated Mortgage Loans                        0.00

SEC. 5.03 (xxiii)
      Net Liquidation Proceeds during Due Period              0.00

SEC. 5.03 (xxv)    Trigger Event occurrence          NO

SEC. 5.03 (xxvii)  Net Funds Cap Carryover Amount

                   Net Funds Cap         Amount paid from








                   Carryover Amount      Reserve Account
      Class A            0.00                   0.00
      Class M-1          0.00                   0.00
      Class M-2          0.00                   0.00
      Class B            0.00                   0.00
      Total              0.00                   0.00

SEC. 5.03 (xxvii)  Net Funds Cap Carryover Reserve Account

Beginning Balance                                         10166.76
plus Investment earnings                                     45.58
plus deposit Net Funds Carryover Amount                       0.00
Total Reserve Account balance before withdrawals          10212.34

Less Withdrawals:
Class A Net Funds Cap Carryover Amount                        0.00
Class M-1 Net Funds Cap Carryover Amount                      0.00
Class M-2 Net Funds Cap Carryover Amount                      0.00
Class B Net Funds Cap Carryover Amount                        0.00
Ending Net Funds Cap Carryover Reserve Account            10212.34



SEC. 5.03 (xxix)
                   Principal             Payment of previous
                   Write-Down Amount     Write-Down Amount
      Class M-1          0.00                   0.00
      Class M-2          0.00                   0.00
      Class B            0.00                   0.00




      SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      LEHMAN ABS CORPORATION
WMC MORTGAGE LOAN PASS-THROUGH CERTIFICATES
      SERIES 1998-1

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: August 31, 1998